Summary Prospectus Supplement	August 1, 2016

Putnam Retirement Income Fund Lifestyle 1

Summary Prospectus dated November 30, 2015

Effective September 1, 2016, the sub-section Annual fund operating expenses in the section Fees and expenses will be deleted in its entirety and replaced with the following:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

				Acquired	Total		Total annual fund
		Distribution		fund fees	annual fund	Expense	operating expenses
Share	Manage-	and service	Other	and	operating	reimburse-	after expense
class	ment fees	(12b-1) fees	expenses =	expenses @	expenses	ment #	reimbursement

Class A	0.00%	0.25%	0.61%	0.58%	1.44%	(0.43)%	1.01%

Class B	0.00%	1.00%	0.61%	0.58%	2.19%	(0.43)%	1.76%

Class C	0.00%	1.00%	0.61%	0.58%	2.19%	(0.43)%	1.76%

Class M	0.00%	0.50%	0.61%	0.58%	1.69%	(0.43)%	1.26%

Class R	0.00%	0.50%	0.61%	0.58%	1.69%	(0.43)%	1.26%

Class Y	0.00%	N/A	0.61%	0.58%	1.19%	(0.43)%	0.76%

* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.

= Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

@ Restated to reflect (1) current fees resulting from a change in the fund’s and the underlying funds’ investor servicing arrangements; and (2) investment by the fund in class G shares of Putnam Government Money Market Fund and class P shares of the other underlying funds.

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 11/30/16. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Effective September 1, 2016, the sub-section Example in the section Fees and expenses will be deleted in its entirety and replaced with the following:

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$499	$797	$1,116	$2,020

Class B	$679	$944	$1,335	$2,300

Class B (no redemption)	$179	$644	$1,135	$2,300

Class C	$279	$644	$1,135	$2,490

Class C (no redemption)	$179	$644	$1,135	$2,490

Class M	$449	$800	$1,174	$2,223

Class R	$128	$491	$877	$1,962

Class Y	$78	$335	$613	$1,405

Effective September 1, 2016, Putnam Government Money Market Fund will replace Putnam Money Market Fund as an underlying fund for Putnam Retirement Income Fund Lifestyle 1. As a result, effective September 1, 2016, all references to Putnam Money Market Fund are removed and replaced with references to Putnam Government Money Market Fund.

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